                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                               __________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (date of earliest event reported): October 11, 2001
       ------------------------------------------------------------------


                                  Netopia, Inc.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                         0-28450                94-3033136
        --------                         -------                ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)


               2470 Mariner Square Loop, Alameda, California 94501
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (510) 814-5100
                                 --------------
              (Registrant's telephone number, including area code)



                                      Same
                                      ----
          (Former name or Former Address, if Changed Since Last Report

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         The undersigned Registrant hereby amends the following item of its
Current Report on Form 8-K filed October 17, 2001, for the event of October 11, 2001.

Item 7       Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Included as Exhibit 99.2 to this Current Report on Form 8-K/A are the following audited financial statements and related documents of Cayman Systems, Inc. ("Cayman"):

 .        Independent Auditors Report

 .        Balance sheets as of December 31, 2000 and June 30, 2000

 .        Statements of operations for the six months ended December 31, 2000 and twelve months ended June 30, 2000

 .        Statements of stockholders' equity (deficit) for the fiscal years ended
         June 30, 2000 and 1999

 .        Statements of cash flows for the six months ended December 31, 2000 and twelve months ended June 30, 2000

 .        Notes to financial statements

         Included as Exhibit 99.3 to the Current Report on Form 8-K/A are the following unaudited interim financial statements of Cayman.

 .        Statements of operations for the nine months ended September 30, 2001 and 2000

 .        Statements of cash flows for the nine months ended September 30, 2001 and 2000

(b)      PRO FORMA FINANCIAL INFORMATION

         Included as Exhibit 99.4 to this Current Report on Form 8-K/A are the unaudited pro forma consolidated balance sheet at September 30, 2001 and the unaudited pro forma consolidated statement of operations data for the fiscal year ended September 30, 2001, which show the estimated financial impact of the Cayman purchase on Netopia, Inc.'s (the "Company" or "Netopia") consolidated financial statements. The unaudited pro forma consolidated balance sheet at September 30, 2001 shows the consolidated effect of the Cayman purchase on Netopia's financial statements assuming the transaction took place on September 30, 2001. The unaudited pro forma consolidated statement of operations data for the fiscal year ended September 30, 2001 shows the effect of the Cayman purchase on Netopia's consolidated financial statements assuming the purchase took place on October 1, 2000.

         The unaudited pro forma consolidated financial statements are based on Netopia's historical consolidated financial statements and on Cayman's historical financial statements with certain adjustments and assumptions that are presented in the following notes. Netopia has prepared the unaudited pro forma consolidated financial data for informational purposes only and they are not necessarily indicative of how Netopia's balance sheet and operating results would have been presented had the transaction as set forth in the Agreement and Plan of Merger and Reorganization, dated as of September 19, 2001, as amended (the "Agreement"), between Netopia, Cayman and the other parties thereto, been completed on the assumed dates, nor are they necessarily indicative of the presentation of Netopia's consolidated balance sheet and consolidated statement of operations for any future period.

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(c) EXHIBITS

Exhibit
Number         Description
------         -----------

2.1* Agreement and Plan of Merger and Reorganization, dated as of September 19, 2001, by and among Netopia, Merger Sub, Cayman, certain holders of convertible subordinated promissory notes of Cayman and Richard Burnes, as the Securityholders'
               Representative.

2.2** Amendment No. 1 of the Agreement and Plan of Merger and Reorganization, dated as of September 30, 2001, by and among Netopia, Merger Sub, Cayman, certain holders of convertible subordinated promissory notes of Cayman and Richard Burnes, as the Securityholders' Representative.

23.1           Consent of Independent Accountants

99.1***        Text of press release dated October 12, 2001.

99.2           Audited Financial Statements of Cayman Systems, Inc.

99.3           Unaudited Interim Financial Statements of Cayman Systems, Inc.

99.4           Unaudited Pro Forma Condensed Consolidated Financial Information

*Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed October 17, 2001
**Incorporated by reference to Exhibit 2.2 to the Registrant's Form 8-K filed October 17, 2001
*** Incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K filed October 17, 2001

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SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NETOPIA, INC.

Date:  December 21, 2001              By: /s/ William D. Baker
                                          --------------------------------------
                                      William D. Baker
                                      Senior Vice President and Chief Financial
                                      Officer (Duly Authorized Officer and
                                      Principal Financial Officer)

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                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------

2.1* Agreement and Plan of Merger and Reorganization, dated as of September 19, 2001, by and among Netopia, Merger Sub, Cayman, certain holders of convertible subordinated promissory notes of Cayman and Richard Burnes, as the Securityholders'
               Representative.

2.2** Amendment No. 1 of the Agreement and Plan of Merger and Reorganization, dated as of September 30, 2001, by and among Netopia, Merger Sub, Cayman, certain holders of convertible subordinated promissory notes of Cayman and Richard Burnes, as the Securityholders' Representative.

23.1           Consent of Independent Accountants

99.1***        Text of press release dated October 12, 2001.

99.2           Audited Financial Statements of Cayman Systems, Inc.

99.3           Unaudited Interim Financial Statements of Cayman Systems, Inc.

99.4           Unaudited Pro Forma Condensed Consolidated Financial Information

*Incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed October 17, 2001
**Incorporated by reference to Exhibit 2.2 to the Registrant's Form 8-K filed October 17, 2001
*** Incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K filed October 17, 2001